UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2010

WINDTAMER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-53510	16-1610794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Mt. Read Boulevard Rochester, New York	14615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 243-4040

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Securities

On November 30, 2010, Windtamer Corporation (the “Registrant”) sold a total of 5,000,000 shares of the Registrant’s common stock $.0001 per share (“Common Stock”) and ten year warrants, which vest in full on November 30, 2012, to purchase a total of 175,000 additional shares of Common Stock at a purchase price of $0.50 per share to 5 private investors.  The Registrant received a total of $175,000 in gross proceeds from the sales.

On December 13, 2010, the Registrant sold a total of 1,000,000 shares of Common Stock and ten year warrants, which vest in full on December 13, 2012, to purchase a total of 35,000 additional shares of Common Stock at a purchase price of $0.50 per share to 1 private investor.  The Registrant received a total of $35,000 in gross proceeds from the sale.

On December 27, 2010, the Registrant sold a total of 10,500,000 shares of Common Stock and ten year warrants, which vest in full on December 27, 2012, to purchase a total of 367,500 additional shares of Common Stock at a purchase price of $0.50 per share to 6 private investors.  The Registrant received a total of $367,500 in gross proceeds from the sales.

On December 28, 2010, the Registrant sold a total of 7,500,000 shares of Common Stock and ten year warrants, which vest in full on December 28, 2012, to purchase a total of 262,500 additional shares of Common Stock at a purchase price of $.50 per share to 4 private investors.  The Registrant received a total of $262,500 in gross proceeds from the sales.

The aggregate sales as of December 27, 2010 resulted in the total issuances of Common Stock referred to above exceeding 5% of the Registrant’s outstanding Common Stock.

The securities referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the securities were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such units, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being acquired were being acquired for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Exhibit No.                      Document

4.2	Form of Subscription Agreement
4.3	Form of Warrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDTAMER CORPORATION

By:	/s/ William A. Schmitz
Name:	William A. Schmitz
Title:	Chief Executive Officer

Dated: December 30, 2010

EXHIBIT INDEX

Exhibit Number	Document
4.2	Form of Subscription Agreement
4.3	Form of Warrant